Exhibit 99


    Jefferson Pilot Reports Second-Quarter Earnings Up Nine Percent Before
                          Realized Investment Gains

    GREENSBORO, N.C., July 28 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading providers of life insurance, annuities, employee benefits, and broadcast communications, today reported net income of $1.02 per share for the second quarter of 2004, versus $0.98 for the second quarter of 2003. Jefferson Pilot's earnings before realized investment gains increased 9 percent to $0.97 per share for the quarter from $0.89 in the year-earlier period.
    For the six months, Jefferson Pilot's net income per share increased to $1.92 from $1.74 for the first half of 2003. Earnings before realized investment gains, and excluding the cumulative effect of a change in accounting principle (SOP 03-1) recorded in the first quarter of 2004, increased 8 percent to $1.86 per share from $1.73.
    All per-share results are on a diluted basis.
    Jefferson Pilot's Individual Products business earned $75.2 million in the second quarter, versus $74.3 million in the second quarter of 2003. Life insurance annualized premium sales grew 10 percent to $54.2 million in the quarter from $49.4 million a year ago. Universal life policyholder fund balances grew 5 percent for the quarter to $11.1 billion, and total life fund balances increased 8 percent to $12.6 billion. The second quarter's segment earnings growth was slowed due to spread compression, but, reflecting active spread management, interest margins for universal life insurance were modestly better compared to the first quarter of 2004.
    For the six months, Individual Product earnings totaled $150.2 million versus $150.3 million in the first half of 2003.
    The Annuity and Investment Products segment earned $19.8 million in the quarter, versus $21.5 million in the second quarter of 2003. Fixed annuity sales were strong, reaching $290.9 million versus $132.3 million in the year-earlier quarter. Fixed annuity average fund balance growth was a strong 10 percent for the quarter, to $9.1 billion compared to $8.3 billion a year ago. Although segment earnings in the quarter were affected adversely by interest margin compression, spread management activities mitigated the spread compression compared to the first quarter of 2004. For the six months, Annuity and Investment Products earned $38.8 million versus $42.7 million last year.
    Results in the Benefit Partners group insurance segment were excellent in the second quarter due to an improved total loss ratio and continuing successful integration of the non-medical group insurance business of Canada Life, acquired in the first quarter of this year. Segment earnings increased 57 percent to $19.7 million versus $12.5 million in the second quarter last year. Group insurance sales were $48.1 million in the quarter, up from $39.8 million in the year-earlier period. First-half segment earnings grew 27 percent to $31.1 million from $24.4 million in the 2003 period.
    Jefferson-Pilot Communications also reported excellent results in the second quarter. Earnings increased 19 percent to $13.7 million from $11.6 million as a result of strong revenue growth of 11 percent and good expense management. Broadcast cash flow grew 17 percent to $27.2 million from $23.1 million for the quarter. Year-to-date, Communications' earnings increased 30 percent to $24.3 million from $18.6 million, and broadcast cash flow was up 26 percent to $49.0 million from $38.9 million.
    Earnings before realized investment gains in the Corporate and Other segment declined slightly to $6.5 million versus $7.1 million in the 2003 quarter, reflecting higher interest expense due to capital employed to finance the Canada Life group insurance acquisition. Realized investment gains of $7.1 million brought total Corporate and Other earnings to $13.6 million for the quarter, compared to $20.2 million, including realized investment gains of $13.1 million, in the second quarter of 2003. Year-to-date segment earnings before realized investment gains reached $16.9 million in the quarter, compared to $12.3 million a year earlier. Total segment earnings including realized investment gains were $38.8 million, versus $13.1 million for the first half of 2003.
    During the second quarter, Jefferson Pilot purchased 3,484,200 of its shares for a total investment of $172.9 million, bringing year-to-date buybacks to 5,368,200 shares at a cost of $274.0 million.
    Jefferson Pilot's return on equity reached 17.4 percent in the second quarter, the second-best quarterly ROE performance in the company's history.
    Jefferson Pilot CEO Dennis Glass commented on the quarter that, "Jefferson Pilot's overall performance continues to be excellent, notwithstanding challenges in our core financial services businesses from historically low interest rates. Fundamentally, our life insurance and annuity businesses remain strong, with excellent distribution and industry-leading service capability and efficiency, and we continue to build all of our business platforms through investment in technology, distribution support, and product capability. Benefit Partners is beginning to benefit from the addition of Canada Life's non-medical group insurance businesses earlier this year, and that acquisition is further strengthening our group insurance distribution and platform. Jefferson-Pilot Communications' performance this year is excellent, with good top-line growth translating into even better earnings performance. We remain optimistic that the strategies we're pursuing in our operating businesses and in our capital management activities, combined with a strengthening economy and modestly higher interest rates, will result in the superior and predictable performance on which our shareholders rely."
    Throughout this release, "reportable segment results" (also referred to as "segment earnings" or "earnings before realized investment gains") is defined as net income before realized investment gains and losses (and cumulative effect of change in accounting principle, if applicable). Reportable segment results is a non-GAAP measure. We believe reportable segment results provides relevant and useful information to investors, as it represents the basis on which we assess the performance of our business segments. We deem reportable segment results to be a meaningful measure for this purpose because, except for losses from other-than-temporary impairments, realized investment gains and losses occur primarily at our sole discretion. Note that reportable segment results as described above may not be comparable to similarly titled measures reported by other companies.
    A conference call for the investment community to discuss these results will be held at 9:00 a.m. EDT July 29, 2004. The call will be broadcast live on the Internet at http://www.jpfinancial.com , and will be archived.

    Jefferson-Pilot Corporation, a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 18 radio stations, and produces and syndicates sports programming. Additional information on Jefferson-Pilot can be found at http://www.jpfinancial.com .

    This release includes forward-looking statements, and any forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could significantly affect our actual results or financial condition. These risks and uncertainties include, among others, general economic conditions, the impact on the economy from any further terrorist activities or U.S. military engagements, and interest rate levels, changes and fluctuations, all of which can affect our sales, investment portfolios, and earnings. Other risks and uncertainties include any failure to complete successfully the integration of our recent group insurance acquisition; competitive factors, including pricing pressures, technological developments, new product offerings, and the emergence of new competitors; changes in federal and state taxes; changes in the regulation of the financial services industry; or changes in other laws and regulations and their impact. We undertake no obligation to publicly correct or update any forward-looking statements. Readers are advised to consult any further disclosures we make on related subjects in our press releases and filings with the SEC; in particular, see the section entitled "External Trends and Forward Looking Information," and other sections it may reference, in our most recent 10-K report to the SEC, as it may be updated in our subsequent 10-Q and 8-K reports.


                   Jefferson-Pilot Corporation and Subsidiaries
                                   2004 Report

                            Three Months Ended           Six Months Ended
    Net Income        June 30, 2004 June 30, 2003  June 30, 2004 June 30, 2003

    (Dollars in thousands)

    Individual               $75,219      $74,344       $150,246     $150,333
    AIP                       19,761       21,526         38,831       42,741
    Benefit Partners          19,661       12,506         31,115       24,423
    Communications            13,738       11,573         24,290       18,637
    Corporate and Other        6,476        7,066         16,899       12,330
    Total reportable
     segment results         134,855      127,015        261,381      248,464
    Realized investment
     gains, net of taxes       7,160       13,144         21,865          750
    Net income before
     cumulative effect of
     change in accounting
     principle               142,015      140,159        283,246      249,214
    Cumulative effect of
     change in accounting
     for long duration
     contracts, net of
     taxes                         -            -        (12,884)           -

    Net income              $142,015     $140,159       $270,362     $249,214

    Per share
     information

    Income before
     realized gains and
     cumulative effect
     of change in accounting
     principle                 $0.98        $0.90          $1.87        $1.74
    Realized investment
     gains, net of taxes        0.05         0.09           0.16         0.01
    Income before
     cumulative effect in
     change in accounting
     principle                  1.03         0.99           2.03         1.75
    Cumulative effect of
     change in accounting
     principle, net of
     taxes                         -            -          (0.09)           -
    Net income                 $1.03        $0.99          $1.94        $1.75

    Per share
     information -
     assuming dilution

    Income before
     realized gains and
     cumulative effect
     of change in accounting
     principle                 $0.97        $0.89          $1.86        $1.73
    Realized investment
     gains, net of taxes        0.05         0.09           0.15         0.01
    Income before
     cumulative effect
     in change in accounting
     principle                  1.02         0.98           2.01         1.74
    Cumulative effect of
     change in accounting
     principle, net of
     taxes                         -            -          (0.09)           -
    Net income                 $1.02        $0.98          $1.92        $1.74

    Average number of
     shares outstanding  138,286,952  142,038,270    139,473,141  142,419,088

    Average number of
     shares outstanding
     - assuming dilution 139,545,738  143,055,368    140,857,509  143,356,737


                  Jefferson-Pilot Corporation and Subsidiaries
                                   (Unaudited)

    Consolidated Balance Sheets (In
     Thousands)                            June 30, 2004      Dec 31, 2003

    Assets:
    Cash and investments                       $26,583,731       $25,823,574
    Accrued investment income                      338,568           326,073
    Due from reinsurers                          1,355,850         1,340,395
    Deferred policy acquisition costs            1,978,449         1,771,174
    Value of business acquired                     507,430           459,270
    Goodwill, net                                  311,894           311,894
    Other assets                                   685,235           498,428
    Separate account assets                      2,234,414         2,165,524

                                               $33,995,571       $32,696,332

    Liabilities:
    Policy liabilities                         $25,650,023       $24,369,234
    Debt:
       Commercial paper borrowings                 187,322           654,232
       Obligations under repurchase
        agreements                                 509,430           400,590
       Long-term notes payable                     599,633               -
       Junior subordinated debentures              309,279           309,279
    Income tax liabilities                         476,596           471,922
    Accrued expenses and other
     liabilities                                   509,085           519,654
    Separate account liabilities                 2,234,414         2,165,524

                                                30,475,782        28,890,435

    Stockholders' equity:
    Common stock and paid in capital               170,588           175,762
    Retained earnings                            2,898,725         2,946,869
    Accumulated other comprehensive
     income - net unrealized gains on
     securities                                    450,476           683,266

                                                 3,519,789         3,805,897

                                               $33,995,571       $32,696,332

    Components of Equity (Dollars in
     thousands except share amounts)

    Common stock and paid in capital              $170,588          $175,762
    Retained earnings                            2,898,725         2,946,869
    Net unrealized gains
        Bonds, net of DAC, VOBA and taxes          185,131           390,230
        Equities, net of taxes                     265,345           293,036
            Total unrealized gains                 450,476           683,266
    Stockholders' equity                        $3,519,789        $3,805,897

    Shares outstanding                         136,471,398       140,610,540

    Per share                                       $25.79            $27.07

    Per share excluding unrealized gains            $22.49            $22.21


                   Jefferson-Pilot Corporation and Subsidiaries
                  Consolidated Statements of Income (Unaudited)

    (Dollars in thousands
      except share          Three Months Ended           Six Months Ended
      amounts)        June 30, 2004 June 30, 2003  June 30, 2004 June 30, 2003

    Revenue:
    Premiums and
     other
     considerations      $352,295       $238,951       $632,076      $469,776
    UL & investment
     product charges      183,552        167,154        365,135       339,398
    Net investment
     income(1)            413,208        414,755        819,669       824,793
    Realized
     investment gains      10,178         20,222         33,639         1,154
    Communications
     sales                 56,493         50,674        114,625       100,777
    Other                  31,464         24,634         66,862        48,215

       Total revenue    1,047,190        916,390      2,032,006     1,784,113

    Benefits and
     Expenses:
    Insurance and
     annuity benefits     585,295        503,527      1,126,274     1,001,553
    Insurance
     commissions, net
     of deferrals          67,406         24,603        127,058        49,593
    General and
     administrative
     expenses, net
     of deferrals          47,382         38,467         85,015        69,873
    Insurance taxes,
     licenses and
     fees                  19,655         18,444         37,065        39,609
    Amortization of
     policy acquisition
     costs and value of
     business acquired     74,857         81,653        141,645       163,190
    Interest
     expense(1)            11,728          8,442         22,476        17,266
    Communications
     operations            29,316         27,536         65,978        62,281

        Total benefits
         and expenses     835,639        702,672      1,605,511     1,403,365

    Income before
     income taxes
     and cumulative
     effect of change
     in accounting
     principle            211,551        213,718        426,495       380,748
    Income taxes           69,536         73,559        143,249       131,534
    Income before
     cumulative effect
     of change in
     accounting
     principle            142,015        140,159        283,246       249,214
    Cumulative
     effect of change
     in accounting for
     long-duration
     contracts, net
     of taxes                   -              -        (12,884)            -

    Net income           $142,015       $140,159       $270,362      $249,214

    Average number
     of shares
     outstanding      138,286,952    142,038,270    139,473,141   142,419,088

    Average number
     of shares
     outstanding -
     assuming
     dilution         139,545,738    143,055,368    140,857,509   143,356,737

    Quarterly return
     on equity(2)           17.4%          16.9%          16.9%         16.6%

    Earnings Per Share

    Earnings per share
     before realized gains
     and cumulative effect
     of change in
     accounting principle   $0.98          $0.90          $1.87         $1.74
    Realized investment
     gains, net of taxes     0.05           0.09           0.16          0.01
    Earnings per share
     before cumulative
     effect of change in
     accounting principle    1.03           0.99           2.03          1.75
    Cumulative effect of
     change in accounting
     for long-duration
     contracts, net of
     taxes                      -              -          (0.09)            -

    Earnings per share      $1.03          $0.99          $1.94         $1.75

    Earnings per share
     before realized gains
     and cumulative effect
     of change in
     accounting principle   $0.97          $0.89          $1.86         $1.73
    Realized investment
     gains, net of taxes     0.05           0.09           0.15          0.01
    Earnings per share
     before cumulative
     effect of change in
     accounting principle -
     dilution                1.02           0.98           2.01          1.74
    Cumulative effect of
     change in accounting
     for long-duration
     contracts, net of
     income taxes - assuming
     dilution                   -              -          (0.09)            -

    Earnings per share -
     assuming dilution      $1.02          $0.98          $1.92         $1.74

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.

    (2) Return on equity is calculated utilizing reportable segment results as the numerator and average equity excluding the impact of net unrealized gains as the denominator.


                 Jefferson-Pilot Corporation and Subsidiaries
                Consolidated Statements of Cash Flows (Unaudited)

                                    Three Months Ended    Six Months Ended
                                    June 30,  June 30,   June 30,   June 30,
    (In Thousands)                    2004      2003       2004       2003


    Cash Flows from Operating
     Activities:

    Net income(1)                   $142,015  $140,159    $270,362   $249,214
    Adjustments to reconcile net
     income to net cash provided
     by operating activities:
        Change in policy
         liabilities                  30,963    52,078     145,841     93,242
        Net amount credited to
         policyholder accounts        17,889    31,706      44,173     47,992
        Net deferral of policy
         acquisition costs and
         sales inducements           (54,022)  (50,287)   (142,994)  (118,284)
        Net amortization of value
         of business acquired         21,485    14,118       3,807     30,881
        Group coinsurance assumed          -         -     327,992          -
        Other                          6,780   (68,923)     (1,907)   (94,903)

    Net cash provided by operations  165,110   118,851     647,274    208,142

    Cash Flows from Investing
     Activities:
    Securities and loans purchased
     and sold                       (346,409) (292,111) (1,152,310)  (476,478)
    Other investing activities       (81,070)   (1,614)   (105,533)     1,596

    Net cash used in investing
     activities                     (427,479) (293,725) (1,257,843)  (474,882)

    Cash Flows from Financing
     Activities:
    Policyholder contract deposits   716,970   546,127   1,446,899  1,183,236
    Policyholder contract
     withdrawals                    (378,926) (343,777)   (761,946)  (748,352)
    Net  borrowings (repayments)      88,806    33,860     241,563    (48,739)
    Net repurchase of common shares (163,828)  (15,964)   (227,127)   (45,823)
    Cash dividends to common and
     preferred stockholders(1)       (52,412)  (46,890)    (99,065)   (90,144)
    Other                                936       656       7,968      1,843

    Net cash provided by financing
     activities                      211,546   174,012     608,292    252,021

    Decrease in cash and cash
     equivalents                     (50,823)     (862)     (2,277)   (14,719)
    Cash and cash equivalents at
     beginning of period             120,314    52,920      71,768     66,777

    Cash and cash equivalents at
     end of period                   $69,491   $52,058     $69,491    $52,058

    Supplemental Cash Flow
     Information:
    Income taxes paid                   $172  $125,610     $(6,184)  $166,933

    Interest paid on borrowed
     money(1)                         $1,814    $3,771     $18,078    $19,852

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Individual Products (In Thousands)

    The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results were:


                             Three Months Ended           Six Months Ended
                                  June 30                     June 30
                             2004          2003          2004          2003
    UL-Type Products:
     Net investment
      income               $184,444      $187,777      $368,572      $372,915
     Interest credited
      to policyholders     (125,468)     (128,564)     (251,129)     (255,035)
        Interest margin      58,976        59,213       117,443       117,880
     Product charge
      revenue:
        Cost of insurance
         charges            135,808       123,384       268,436       248,813
        Expense charges      37,798        32,913        75,222        68,515
        Surrender charges     9,474         9,961        20,570        20,286
        Total product
         charge revenue     183,080       166,258       364,228       337,614
     Death benefits and
      other insurance
      benefits              (76,024)      (66,105)     (153,227)     (137,349)
     Expenses, excluding
      amortization of
      DAC and VOBA          (24,471)      (26,608)      (46,954)      (50,421)
     Amortization of
      DAC and VOBA          (52,459)      (40,120)      (97,536)      (81,050)
     Miscellaneous
      expense                  (185)       (1,236)         (368)       (1,239)
     UL-type product
      income before
      taxes                  88,917        91,402       183,586       185,435
    Traditional Products:
     Premiums and other
      considerations         37,981        43,245        78,126        87,414
     Net investment
      income                 38,490        41,200        77,036        83,137
     Benefits               (40,846)      (51,413)      (88,263)     (104,791)
     Expenses, excluding
      amortization of
      DAC and VOBA           (6,671)       (5,494)      (13,831)      (10,655)
     Amortization of
      DAC and VOBA           (3,600)       (4,565)       (7,562)       (9,259)
     Traditional product
      income before taxes    25,354        22,973        45,506        45,846
     Income before
      income taxes          114,271       114,375       229,092       231,281
     Income taxes           (39,052)      (40,031)      (78,846)      (80,948)
     Reportable
      segment results       $75,219       $74,344      $150,246      $150,333

     Operating Measures

     Annualized equivalent
      life insurance
      premiums:
          -Individual
           Markets Excl.
           Community Banks
           and BOLI         $51,060       $49,360       $99,742      $105,391
          -Community Banks
           and BOLI           3,111           -           4,056         5,411
                            $54,171       $49,360      $103,798      $110,802

     Average UL
      policyholder
      fund balances     $11,074,084   $10,507,662   $11,006,439   $10,429,723
     Average VUL
      separate account
      assets              1,528,160     1,166,356     1,508,811     1,136,081
          Total         $12,602,244   $11,674,018   $12,515,250   $11,565,804

     Average Face
      Amount of
      Insurance In
      Force:
          -Total       $165,702,000  $164,139,000  $165,967,000  $163,950,000
          -UL-Type
           Contracts   $126,587,000  $122,716,000  $126,369,000  $122,479,000

     Average assets     $18,185,235   $16,977,002   $18,060,897   $16,863,588


                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

    Annuity and Investment Products (In Thousands)

    Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results were:

                                 Three Months Ended        Six Months Ended
                                      June 30                  June 30
                                 2004         2003        2004         2003
      Investment product
       charges and premiums      $3,237      $2,466       $5,643      $4,506
      Net investment income     144,667     147,387      288,185     292,865
      Broker-dealer concessions
       and other                 29,538      23,090       58,930      45,280
      Total revenue             177,442     172,943      352,758     342,651
      Policy benefits
       (including interest
       credited)                103,723     103,692      207,335     207,267
      Insurance expenses         15,871      14,534       30,790      27,640
      Broker-dealer expenses     27,887      21,560       55,399      41,908
      Total benefits and
       expenses                 147,481     139,786      293,524     276,815
      Income before income
       taxes                     29,961      33,157       59,234      65,836
      Income taxes               10,200      11,631       20,403      23,095

      Reportable segment
       results                  $19,761     $21,526      $38,831     $42,741

      Operating Measures

      Fixed annuity premium
       sales                   $290,872    $132,336     $600,973    $247,675
      Variable annuity
       premium sales                157         589          269       1,630
          Total                $291,029    $132,925     $601,242    $249,305

      Investment product
       sales                 $1,405,777    $662,922   $2,729,577  $1,277,587

      Average fund balances:
      Fixed annuity          $9,127,597  $8,319,515   $9,001,600  $8,280,770
      Variable annuity          340,513     335,893      345,434     335,630
         Total annuity       $9,468,110  $8,655,408   $9,347,034  $8,616,400

      Effective investment
       spreads for fixed
       annuities                  1.64%       1.88%        1.67%       1.89%

      Fixed annuity surrenders
       as a % of beginning fund
       balance                     8.5%        7.8%         8.8%        7.9%

      Fixed annuity general and
       administrative expenses
       as a % of average
       invested assets            0.18%       0.13%        0.18%       0.16%

      Average assets        $10,368,902  $9,449,064  $10,242,844  $9,426,736


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Benefit Partners (In Thousands)

    Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non-medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results were:


                                       Three Months Ended   Six Months Ended
                                            June 30             June 30
                                         2004      2003      2004      2003
      Premiums and other
       considerations                  $307,720  $191,322  $540,220  $373,114
      Net investment income              23,231    16,514    41,613    32,396
      Total revenue                     330,951   207,836   581,833   405,510
      Policy benefits                   232,729   147,831   413,130   285,489
      Expenses                           67,974    40,765   120,833    82,447
      Total benefits and expenses       300,703   188,596   533,963   367,936
      Income before income taxes         30,248    19,240    47,870    37,574
      Income taxes                       10,587     6,734    16,755    13,151
      Reportable segment results        $19,661   $12,506   $31,115   $24,423

      Operating Measures

      Life, Disability and Dental:
          Annualized sales              $48,126   $39,764  $102,024  $112,725
      Reportable segment results:
          Life                           $8,321    $4,189   $11,780    $6,699
          Disability                     10,347     7,084    17,137    15,480
          Dental                            422       986     1,063     1,322
          Other                             571       247     1,135       922
             Total                      $19,661   $12,506   $31,115   $24,423

      Loss Ratios:
          Life                            73.0%     78.5%     75.5%     80.3%
          Disability                      71.5%     69.7%     72.2%     66.6%
          Dental                          79.4%     78.0%     78.9%     78.9%
             Combined                     73.2%     74.7%     74.5%     74.3%

      Total expenses as a % of premium
       income                             22.1%     21.4%     22.4%     22.2%


                   Jefferson-Pilot Corporation and Subsidiaries
                             Business Segment Results
                                   (Unaudited)

    Communications (In Thousands)

    Jefferson-Pilot Communications Company operates television and radio broadcast properties and produces syndicated sports and entertainment programming. Reportable segment results were:

                                        Three Months Ended  Six Months Ended
                                             June 30            June 30
                                           2004     2003      2004      2003
      Communications revenues, net       $56,493  $50,674  $115,000  $101,152
      Cost of sales                        7,482    7,208    22,195    20,661
      Operating expenses                  21,834   20,328    43,783    41,620
      Broadcast cash flow                 27,177   23,138    49,022    38,871
      Depreciation and amortization        2,188    2,087     4,413     4,190
      Corporate general and
       administrative expenses             1,962    1,155     3,561     2,645
      Net interest expense and other         604      561     1,027     1,149
      Income before income taxes          22,423   19,335    40,021    30,887
      Income taxes                         8,685    7,762    15,731    12,250
      Reportable segment results         $13,738  $11,573   $24,290   $18,637


    Corporate and Other (In Thousands)

    Activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities, and federal and state income taxes not otherwise allocated to business segments are reported in the "Corporate and Other" category. Reportable segment results were:


                                          Three Months Ended Six Months Ended
                                               June 30           June 30
                                            2004     2003     2004     2003
      Earnings on investments and other
       income(1)                           $22,978  $22,437  $48,915  $44,233
      Interest expense on debt(1)          (11,728)  (8,442) (22,476) (17,266)
      Operating expenses                    (6,782)  (6,608)  (9,800) (12,954)
      Income taxes                           2,008     (321)     260   (1,683)
      Reportable segment results             6,476    7,066   16,899   12,330
      Realized investment gains, net of
       taxes                                 7,160   13,144   21,865      750
      Reportable segment results,
       including net realized investment
       gains                               $13,636  $20,210  $38,764  $13,080

      (1) Prior year amounts have been restated to conform to presentation under FIN 46.


    Assets by Segment (In Millions)

      Individual Products                          $18,283           $17,124
      Annuity and Investment Products               10,445             9,487
      Benefit Partners                               1,765               980
      Communications                                   214               201
      Corporate and Other                            3,289             3,896
      Total assets                                 $33,996           $31,688


                 Jefferson-Pilot Corporation and Subsidiaries
                Quarterly Financial Results by Business Segment
                                  (Unaudited)

                                                    June 30,          Mar 31,
    (In millions)                                     2004             2004

    Revenue:
     Individual                                      $443.8           $443.8
     AIP                                              177.4            175.3
     Benefit Partners                                 331.0            250.9
     Communications                                    55.9             58.1
     Corporate and Other                               28.9             33.3
     Realized investment gains/(losses)                10.2             23.4
          Total revenue (1)                        $1,047.2           $984.8

    Reportable Segment Results:
     Individual                                       $75.2            $75.0
     AIP                                               19.8             19.1
     Benefit Partners                                  19.7             11.4
     Communications                                    13.7             10.6
     Corporate and Other                                6.5             10.4
    Total reportable segment results                  134.9            126.5

    Realized investment gains/(losses),
     net of taxes                                       7.1             14.7

     Net income before cumulative effect
      of change in accounting principle               142.0            141.2

     Cumulative effect of change in
      accounting principle, net of taxes                 -             (12.9)

    Net income                                       $142.0           $128.3

    Earnings Per Share

     Earnings per share before
      realized gains/(losses) and
      cumulative effect of change in
      accounting principle                            $0.98            $0.90
     Realized investment gains/(losses),
      net of taxes                                     0.05             0.10
     Earnings per share before cumulative
      effect of change in accounting principle         1.03             1.00
     Cumulative effect of change in
      accounting principle for long-duration
      contracts, net of taxes                            -             (0.09)
     Earnings per share                               $1.03            $0.91

     Earnings per share before
      realized gains/(losses) and
      cumulative effect of change in
      accounting principle                            $0.97            $0.89
     Realized investment gains/(losses),
      net of taxes                                     0.05             0.10
     Earnings per share before cumulative
      effect of change in accounting principle -
      assuming dilution                                1.02             0.99
     Cumulative effect of change in
      accounting principle for long-duration
      contracts, net of taxes                             -            (0.09)
     Earnings per share - assuming dilution           $1.02            $0.90

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.


                 Jefferson-Pilot Corporation and Subsidiaries
                Quarterly Financial Results by Business Segment
                                  (Unaudited)

                                          Dec 31, Sept 30, June 30,  Mar 31,
    (In millions)                           2003     2003     2003     2003

    Revenue:
     Individual                            $444.3   $449.7   $437.2   $442.5
     AIP                                    177.4    173.7    172.9    169.7
     Benefit Partners                       208.1    206.2    207.8    197.7
     Communications                          63.3     51.2     50.1     49.9
     Corporate and Other                     32.7     30.1     28.2     27.0
     Realized investment gains/(losses)     (42.8)    (5.1)    20.2    (19.1)
          Total revenue (1)                $883.0   $905.8   $916.4   $867.7

    Reportable Segment Results:
     Individual                             $80.4    $78.6    $74.3    $76.0
     AIP                                     22.3     20.0     21.5     21.2
     Benefit Partners                        16.2     10.0     12.5     11.9
     Communications                          15.4     11.4     11.6      7.1
     Corporate and Other                      9.8     10.0      7.1      5.3
    Total reportable segment results        144.1    130.0    127.0    121.5

    Realized investment gains/(losses),
     net of taxes                           (27.8)    (3.9)    13.1    (12.4)

     Net income before cumulative effect
      of change in accounting principle     116.3    126.1    140.1    109.1

     Cumulative effect of change in
      accounting principle, net of taxes       -        -        -        -

    Net income                             $116.3   $126.1   $140.1   $109.1

    Earnings Per Share

     Earnings per share before
      realized gains/(losses) and
      cumulative effect of change in
      accounting principle                  $1.02    $0.92    $0.90    $0.85
     Realized investment gains/(losses),
      net of taxes                          (0.20)   (0.03)    0.09    (0.09)
     Earnings per share before cumulative
      effect of change in accounting
      principle                              0.82     0.89     0.99     0.76
     Cumulative effect of change in
      accounting principle for long-duration
      contracts, net of taxes                  -        -        -        -
     Earnings per share                     $0.82    $0.89    $0.99    $0.76

     Earnings per share before
      realized gains/(losses) and
      cumulative effect of change in
      accounting principle                  $1.01    $0.91    $0.89    $0.85
     Realized investment gains/(losses),
      net of taxes                          (0.19)   (0.03)    0.09    (0.09)
     Earnings per share before cumulative
      effect of change in accounting
      principle - assuming dilution          0.82     0.88     0.98     0.76
     Cumulative effect of change in
      accounting principle for long-duration
      contracts, net of taxes                  -        -        -        -
     Earnings per share - assuming dilution $0.82    $0.88    $0.98    $0.76

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.


                 Jefferson-Pilot Corporation and Subsidiaries
                Quarterly Financial Results by Business Segment
                                  (Unaudited)

                                             Dec 31,    Sept 30,    June 30,
    (In millions)                              2002        2002        2002

    Revenue:
     Individual                               $436.7      $436.2      $432.3
     AIP                                       175.1       170.5       171.1
     Benefit Partners                          178.3       180.0       176.6
     Communications                             61.2        49.2        49.2
     Corporate and Other                        24.4        21.0        28.1
     Realized investment gains/(losses)        (63.8)        3.8         4.4
          Total revenue (1)                   $811.9      $860.7      $861.7

    Reportable Segment Results:
     Individual                                $74.7       $73.9       $74.8
     AIP                                        20.7        18.9        19.3
     Benefit Partners                           12.8         9.2        12.5
     Communications                             13.0         9.8        10.5
     Corporate and Other                       (12.5)        4.6         5.4
    Total reportable segment results           108.7       116.4       122.5

    Realized investment gains (losses),
     net of taxes                              (42.1)        2.4         2.8

     Net income before cumulative effect
      of change in accounting principle         66.6       118.8       125.3

     Cumulative effect of change in
      accounting principle, net of taxes          -           -           -

    Net income                                 $66.6      $118.8      $125.3

    Earnings Per Share

     Earnings per share before
      realized gains/(losses) and
      cumulative effect of change in
      accounting principle                     $0.76       $0.80       $0.82
     Realized investment gains/(losses),
      net of taxes                             (0.29)       0.02        0.02
     Earnings per share before cumulative
      effect of change in accounting principle  0.47        0.82        0.84
     Cumulative effect of change in
      accounting principle for long-duration
      contracts, net of taxes                     -           -           -
     Earnings per share                        $0.47       $0.82       $0.84

     Earnings per share before
      realized gains/(losses) and
      cumulative effect of change in
      accounting principle                     $0.75       $0.80       $0.81
     Realized investment gains/(losses),
      net of taxes                             (0.29)       0.01        0.02
     Earnings per share before cumulative
      effect of change in accounting principle
      - assuming dilution                       0.46        0.81        0.83
     Cumulative effect of change in
      accounting principle for long-duration
      contracts, net of taxes                     -           -           -
     Earnings per share - assuming dilution    $0.46       $0.81       $0.83

    (1) Prior year amounts have been restated to conform to presentation under FIN 46.


                 Jefferson-Pilot Corporation and Subsidiaries
                        Investment Summary (Unaudited)
                                (in Thousands)

                                        June 30, 2004       December 31, 2003
    Allocation of Invested Assets      Amount    Percent    Amount    Percent

    Cash and cash equivalents            $69,491    0.3%      $71,768    0.3%
    Bonds                             21,132,133   79.5%   20,443,770   79.2%
    Preferred stocks                      16,332    0.1%       16,463    0.1%
    Common stocks, unaffiliated          649,699    2.4%      753,958    2.9%
    Mortgages loans (net)              3,612,400   13.6%    3,472,340   13.4%
    Real estate (net)                    125,930    0.5%      131,600    0.5%
    Policy loans and other               977,746    3.6%      933,675    3.6%
    Invested assets                  $26,583,731  100.0%  $25,823,574  100.0%

    Total Fixed Income Portfolio
     Yield to Maturity                     6.38%                6.52%


                                        June 30, 2004       December 31, 2003
    Bond Portfolio                     Amount    Percent    Amount    Percent

    U.S. Government                     $256,226    1.2%     $267,847    1.3%
    Mortgage-backed                    2,564,888   12.1%    2,904,444   14.2%
    Private placements                 4,987,270   23.6%    4,504,954   22.0%
    Public - corporates               13,323,749   63.1%   12,766,525   62.5%
    Total bonds                      $21,132,133  100.0%  $20,443,770  100.0%

    Yield to maturity                      6.19%                6.33%
    Average life                        7.76 yrs             7.36 yrs
    Duration                                5.31                 5.08

    Average quality                           A3                   A2


                                        June 30, 2004       December 31, 2003
    Bond Portfolio Quality             Amount    Percent    Amount    Percent
       NAIC Rating  S&P Equivalent
             1          AAA - A      $12,189,489   57.7%  $11,707,882   57.3%
             2           BBB           7,546,126   35.7%    7,284,384   35.6%
            3-6      BB and lower      1,396,518    6.6%    1,451,504    7.1%
        Total Bonds                  $21,132,133  100.0%  $20,443,770  100.0%


    Fixed Maturity Securities Unrealized
     Gains (Losses)                          June 30, 2004   December 31, 2003

    Gross unrealized gains                       $819,407         $1,179,211
    Gross unrealized (losses)                    (288,991)          (126,275)
    Net unrealized gains                         $530,416         $1,052,936


    Mortgage Loan Portfolio                  June 30, 2004   December 31, 2003

    Yield to maturity                                7.49%             7.63%
    Average maturity                                  6.96              6.99
     Total delinquent loans and loans in
      foreclosure at amortized cost                $12,043           $10,984
    Delinquent loans as a percent of
     total ML                                        0.33%             0.32%
    Net book value of real estate
     acquired in satisfaction of mortgage
     indebtedness                                   $5,070            $6,276


    Realized Investment Gains/(Losses)        Second Quarter    Second Quarter
                                                    2004              2003

    Stock gains                                    $35,051           $13,835
    Stock losses                                      (559)                -
    Bond gains                                       7,813            22,480
    Bond losses from sales and calls               (22,813)           (1,941)
    Bond losses from writedowns                    (16,417)          (12,088)
    Other gains and losses (net)                     2,175              (108)
    Total pretax gains                               5,250            22,178
    Amortization of DAC/VOBA and deferred
     sales inducements                               4,928            (1,957)
    Income taxes                                    (3,018)           (7,077)
    Realized investment gains, net of taxes         $7,160           $13,144


                   Jefferson-Pilot Corporation and Subsidiaries
                       Insurance Segments Expense Analysis
                                  (In Thousands)

                                        Three Months Ended  Six Months Ended
                                             June 30            June 30
                                          2004     2003      2004      2003
      Individual Products
       Commissions                       $65,617  $66,415  $129,386  $145,599
       General and administrative
        expenses                          30,350   32,694    60,151    62,790
       Taxes, licenses and fees           11,242   12,512    22,305    27,409
           Total commissions and
            expenses incurred            107,209  111,621   211,842   235,798
       Less commissions and expenses
        capitalized                      (76,067) (79,520) (151,057) (174,723)
       Amortization of DAC and VOBA       56,059   44,686   105,098    90,310
           Net expense                   $87,201  $76,787  $165,883  $151,385

      Annuity and Investment Products
       Insurance companies:
       Commissions - insurance companies $17,506   $6,955   $35,960   $13,009
       General and administrative
        expenses                           5,172    4,270    10,032     8,642
       Taxes, licenses and fees              599      436     1,245       933
           Gross commissions and
            expenses incurred             23,277   11,661    47,237    22,584
       Less commissions and expenses
        capitalized                      (19,562)  (9,231)  (40,101)  (18,548)
       Amortization of DAC and VOBA       12,156   12,104    23,654    23,604
           Net expense - insurance
            companies                     15,871   14,534    30,790    27,640
       Broker/Dealer:
       Commissions                        24,814   19,190    49,581    37,261
       Other                               3,073    2,370     5,818     4,647
           Net expense - broker/dealer    27,887   21,560    55,399    41,908
           Net expense                   $43,758  $36,094   $86,189   $69,548

      Benefit Partners
       Commissions                       $34,743  $21,539   $61,624   $42,360
       General and administrative
        expenses                          29,054   18,214    52,006    37,656
       Taxes, licenses and fees            7,318    5,061    12,299    10,324
           Total commissions and
            expenses incurred             71,115   44,814   125,929    90,340
       Less commissions and expenses
        capitalized                       (9,781) (28,909)  (17,982)  (57,161)
       Amortization of DAC and VOBA        6,640   24,860    12,886    49,268
           Net expense                   $67,974  $40,765  $120,833   $82,447


                   Jefferson-Pilot Corporation and Subsidiaries
                       DAC and VOBA Balance Sheet Analysis
                                  (In Thousands)

                                 Three Months Ended       Six Months Ended
                                      June 30                 June 30
                                  2004        2003        2004        2003

      Balance, beginning of
       period                  $2,194,889  $2,067,710  $2,230,444  $2,027,317
      Cumulative effect of
       change in accounting
       principle                      -           -         1,064         -
      Group coinsurance assumed     2,580         -        37,375         -
      Amount capitalized          105,587     117,822     209,316     250,593
      Amortization expense        (74,857)    (81,653)   (141,645)   (163,190)
      Adjustment for capital
       gains and losses             4,833      (1,957)      3,929      (2,920)
      Adjustment for FAS 115      252,847     (95,162)    145,396    (105,040)
      Balance, end of period   $2,485,879  $2,006,760  $2,485,879  $2,006,760


                 Jefferson-Pilot Corporation and Subsidiaries

    Shareholder Information

    Listed NYSE: JP

    Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected 04/09/01)

                                              Cash
                        High    Low   Close Dividend

                  2Q04  56.39  47.40  50.80  0.380
                  1Q04  55.08  48.97  55.01  0.330
                  2003  50.72  35.75  50.65  1.293
                  2002  53.00  36.35  38.11  1.184
                  2001  49.67  38.00  46.27  1.072
                  2000  50.59  33.25  49.83  0.960
                  1999  53.09  40.79  45.50  0.857

    Transfer Agent and Dividend Reinvestment Agent

          Wachovia Bank                    Phone: 800/829-8432
          Dividend Reinvestment Service    Fax: 704/590-7618
          1525 West W.T. Harris Blvd., 3C3 Email: equityservices@wachovia.com Charlotte, NC 28288-1153

    Investor Relations

          Jefferson-Pilot Corporation      Phone: 336/691-3379
          Investor Relations - Dept. 3607
          P.O. Box 21008
          Greensboro, NC 27420
          investor.relations@jpfinancial.com

    Corporate Website

          www.jpfinancial.com

SOURCE  Jefferson-Pilot Corporation
    -0-                             07/28/2004
    /CONTACT: John Still, Investment Community, +1-336-691-3382, or Paul Mason, News Media, +1-336-691-3313, both of Jefferson-Pilot Corporation/
    /Web site:  http://www.jpfinancial.com /
    (JP)

CO:  Jefferson-Pilot Corporation
ST:  North Carolina
IN:  FIN INS
SU:  ERN CCA MAV